EXHIBIT 10.19

ehāve Inc.

Subscription Confirmation

The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ________ common shares of ehāve Inc., a Canadian corporation (the "Company"), for a purchase price of $_______, or $0.0409 per share and will also receive a five-year warrant representing the right to purchase an amount of common shares equal to the number of common shares subscribed for herein at an exercise price of $0.0818 per share. Simultaneous with the execution and delivery of this confirmation to the Company, the undersigned is either delivering a check made payable to "David Lubin & Associates, PLLC Master Escrow Account for the benefit of 2304101 Ontario Inc." or sending a wire transfer payment for the benefit of the Company's account as follows:

Bank of America

300 Broadhollow Road

Melville, NY 11747 Phone: 800-285-5245

ABA: 026009593

SWIFT: BOFAUS3N

ACH: 021000322

Master Escrow Account: 483031048535

Account name: David Lubin & Associates Master Escrow Account

The undersigned acknowledges that he has received a copy of the prospectus of the Company, dated _____, 2015 filed with the Securities and Exchange Commission ("Prospectus") with respect to the offer and sale of the shares of stock and warrants being purchased. The undersigned is not relying on the Company or its affiliates with respect to economic considerations involved in this investment, but has relied solely on its own advisors.

The undersigned further acknowledges that although the securities being purchased from the Company are registered securities under the U.S. Securities Act of 1933, as amended, there may be restrictions on the resale of thesecurities imposed by the particular state law where the undersigned resides or in a jurisdiction outside of the United States. Accordingly, the undersigned will not offer to sell or sell the securities in any jurisdiction unless the undersigned obtains all required consents, if any.

The undersigned understands that an investment in the securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The

1

Date: ______

Amount of Investment: $_____ Number of Shares: ______

1.	Print Full Name of Investor:	Individual:
____________________________________________________________
First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

____________________________________________________________
Name of Entity

2.	Permanent Address of Investor:	____________________________________________________________

3.	Name of Primary Contact Person:	____________________________________________________________
	Title:	____________________________________________________________

4.	Telephone Number:

5.	E-Mail Address:	____________________________________________________________

6.	Facsimile Number:

7.	Social Security or EIN of Investor: (attach an executed Form W-8)	____________________________________________________________

8.	Authorized Signatory:	____________________________________________________________
	Title:	____________________________________________________________

If Investor is an entity, provide copy of Articles of Incorporation, Certificate of Formation or other evidence of existence, as well as a copy of board resolution or other evidence of authorization to purchase the shares of the Company.